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                                                                     EXHIBIT 1.1

                                                                [Draft--2/27/96]

                                7,920,297 Shares

                         Santa Fe Energy Resources, Inc.

                                  COMMON STOCK
                                ($0.01 PAR VALUE)

                             UNDERWRITING AGREEMENT

                                                                  March __, 1996

Lazard Freres & Co. LLC
Morgan Stanley & Co. Incorporated
Salomon Brothers Inc
As Representatives for the several
Underwriters named in Schedule I
c/o      Lazard Freres & Co. LLC
         30 Rockefeller Plaza
         New York, New York 10020

Dear Sirs:

                  SECTION 1. Introductory. Minorco (U.S.A.) Inc. (the "Selling Stockholder"), a Colorado corporation and stockholder of Santa Fe Energy Resources, Inc. (the "Company") proposes to sell to the several underwriters named in Schedule I hereto (the "Underwriters") for whom Lazard Freres & Co. LLC, Morgan Stanley & Co. Incorporated and Salomon Brothers Inc are acting as representatives (the "Representatives"), an aggregate of 7,920,297 shares of the Company's Common Stock, par value $0.01 per share (the "Firm Shares"). The Selling Stockholder also proposes to sell to the Underwriters, upon the terms and conditions set forth in Section 4 hereof, up to an additional 792,030 shares of the Company's Common Stock, par value $.01 per share (the "Additional Shares"). The Firm Shares and the Additional Shares are hereinafter collectively referred to as the "Shares".

                  The Company and the Selling Stockholder hereby, severally and not jointly, agree with the Underwriters as follows:


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                  SECTION 2. Representations, Warranties and Agreements of the
Company. The Company represents and warrants to, and agrees with, the Underwriters and the Selling Stockholder that:

                  (a) The Company meets the registrant requirements for use of Form S-3 under the Securities Act of 1933, as amended (the "Act"). A registration statement on Form S-3 (File No. 333-00753), including a form of prospectus relating to the Shares, has been filed by the Company pursuant to the Act, with the Securities and Exchange Commission (the "Commission"). The Company may have filed one or more amendments thereto, including the related preliminary prospectus, each of which has previously been furnished to you. The Company will next file with the Commission either (i) prior to effectiveness of such registration statement, a further amendment to such registration statement (including the form of final prospectus) or (ii) after effectiveness of such registration statement, a final prospectus in accordance with Rules 430A and 424(b)(1) or (4) under the Act. In the case of clause (ii), the Company has included or shall include in such registration statement, as amended at the Effective Time (as defined below), all information (other than information permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A ("Rule 430A Information")) required by the Act and the rules and regulations thereunder (the "Rules and Regulations") to be included in the final prospectus with respect to the Shares and the offering thereof. As filed, such amendment and form of final prospectus, or such final prospectus, shall contain all Rule 430A Information, together with all other such required information, with respect to the Shares and the offering thereof, and, except to the extent you shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the execution of this Agreement or, to the extent not completed at such time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectus) as the Company has advised you, prior to the execution of this Agreement, will be included or made therein. For purposes of this Agreement, "Effective Time" means the time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was or is declared


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         effective by the Commission and each date after the date hereof on which a document incorporated by reference in the Registration Statement is filed. "Preliminary Prospectus" means each prospectus included in such registration statement, or amendments thereof, before it becomes effective under the Act, any prospectus filed with the Commission by the Company pursuant to Rule 424(a) and any prospectus included in the Registration Statement at the Effective Time that omits Rule 430A Information. Such registration statement, as amended at the Effective Time, including incorporated documents, exhibits and financial statements, and including all Rule 430A Information, if any, is hereinafter referred to as the "Registration Statement", and the form of prospectus relating to the Shares and the offering thereof, as first filed with the Commission pursuant to and in accordance with Rule 424(b) or, if no such filing is required, as included in the Registration Statement, is hereinafter referred to as the "Prospectus". Any reference herein to the Registration Statement, a Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934 (the "Exchange Act") on or before the Effective Time of the Registration Statement or the issue date of such Preliminary Prospectus or the Prospectus, as the case may be, and references to information being "included", "contained" or "set forth in" any such document (or similar expressions) shall be similarly construed; and any reference herein to the terms "amend", "amendment" or supplement" with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Time of the Registration Statement, or the issue date of any Preliminary Prospectus or the Prospectus, as the case may be, deemed to be incorporated therein by reference.

                  (b) At the Effective Time, the Registration Statement did or will, and when the Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date (as defined in Section 4), the Prospectus (and any supplements thereto) will, comply in all material respects with the applicable requirements of the Act and the Rules and Regulations;


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         at the Effective Time, the Registration Statement did not or will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, at the Effective Time, the Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Prospectus (together with any supplements thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to information contained in or omitted from the Registration Statement or the Prospectus (or any supplement thereto) based upon and in conformity with written information furnished to the Company by the Representatives specifically for use therein as specified in Section 9(a) (the "Underwriters' Information") or to written information furnished to the Company by the Selling Stockholder specifically for use therein as specified in Section 9(a) (the "Selling Stockholder's Information").

                  (c) The documents incorporated by reference in the Prospectus, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and, at the time of such filing, none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and the rules and regulation of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.


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                  (d) No order preventing or suspending the use of any
         Preliminary Prospectus has been issued by the Commission and no proceedings for that purpose shall have been instituted or, to the Company's knowledge, threatened by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the Rules and Regulations, and did not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that this representation and warranty shall not apply to any statements or omissions made based upon and in conformity with the Underwriters' Information or the Selling Stockholder's Information.

                  (e) The consolidated financial statements included in the Registration Statement and Prospectus (and any amendment or supplement thereto) present fairly in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of their operations, the statements of their cash flows and the changes in their financial position for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved; and the supporting schedules, if any, included in the Registration Statement present fairly the information required to be stated therein.

                  (f) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as incorporated by reference, set forth or contemplated in the Prospectus, which had a material adverse effect on the financial condition, business, or results of operations of the Company and its subsidiaries considered as a whole (a "Material Adverse Effect"); and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been (i) any change in


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         the outstanding capital stock of the Company, (ii) any increase in long-term debt of the Company or any of its subsidiaries or (iii) any material adverse change, or any development involving a material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus, which, with respect to any case referred to in sub-clause (i), (ii) or (iii) would be reasonably likely to have a Material Adverse Effect.

                  (g) (i) The Company and each of its subsidiaries have good title to their producing oil and gas properties, free and clear of all liens, encumbrances and defects, except (W) those described in the Prospectus, (X) liens securing taxes and other governmental charges, or claims of materialmen, mechanics and similar persons, not yet due and payable, (Y) liens and encumbrances under oil and gas leases, options to lease, operating agreements, unitization and pooling agreements, participation and drilling concession agreements and gas sales contracts, securing payment of amounts not yet due and payable and of a scope and nature customary in the oil and gas industry and (Z) liens, encumbrances and defects that do not, singly or in the aggregate, materially affect the value of such oil and gas properties or materially interfere with the use made or proposed to be made of such properties by the Company and its subsidiaries; and (ii) except to the extent described in the Prospectus, the leases, options to lease, drilling concessions or other arrangements held by the Company and its subsidiaries reflect in all material respects the right of the Company and its subsidiaries to explore the unexplored and undeveloped acreage described in the Prospectus and the care taken by the Company and its subsidiaries with respect to acquiring or otherwise procuring such leases, options to lease, drilling concessions and other arrangements was generally consistent with standard industry practices for acquiring or procuring leases to explore acreage for hydrocarbons.

                  (h) The Company and each of its subsidiaries have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation with power


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         and authority to own, lease and operate their properties and conduct their businesses as described in the Registration Statement and Prospectus; and each of them is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which it owns or leases properties or in which the conduct of its business requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect.

                  (i) The Company has an authorized capitalization as set forth in the Prospectus, and all shares of capital stock outstanding, including the Shares, have been duly authorized, are validly issued, fully paid and non-assessable, and conform in all material respects to the description thereof contained in the Prospectus. The sale of the Shares is not subject to pre-emptive or other similar rights or to restrictions on transfer (other than those imposed by the Act, the Rules and Regulations or state securities or Blue Sky laws and other than restrictions on transfers contained in that certain Stock Ownership and Registration Rights Agreement, dated December 10, 1991, among Minorco, a Luxembourg societe anonyme, the Selling Stockholder and the Company (the "Stock Ownership Agreement") which have been met). The Shares are duly listed and admitted for trading on the New York Stock Exchange (the "NYSE").

                  (j) Neither the Company nor any of its subsidiaries is in violation of its or any of their Certificate of Incorporation or Bylaws or other organizational documents or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which it or any of them is a party or by which it or any of them or their properties may be bound, except any violation or default that would not have a Material Adverse Effect; the execution, delivery and performance of this Agreement, compliance by the Company with all the provisions hereof and the consummation by the Company of the transactions contemplated by this Agreement will not violate or constitute a breach of any of the terms or provisions of, or a default (with the passage of time or otherwise) under, the


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         Certificate of Incorporation or Bylaws or other organizational documents of the Company or any of its subsidiaries or any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which it or any of them is a party or by which it or any of them or their properties may be bound, or violate or breach with any laws, administrative regulations or rulings or court decrees applicable to the Company, any of its subsidiaries or their respective property.

                (k) No consent, approval, authorization, order, registration, filing or qualification of or with any court or governmental authority or agency or of the NYSE is required for the sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement, except such as may be required under the Act, the Rules and Regulations or state securities or Blue Sky laws in connection with the distribution of the Shares by the Underwriters.

                (l) The Company and its subsidiaries are in compliance in all material respects with all laws and regulations applicable to them and their respective properties and possess all certificates, authorities or permits issued by, and have made all filings with, the appropriate state, local, federal or foreign regulatory agencies or bodies necessary or desirable to conduct the business now operated by them, except where noncompliance with such laws or regulations or the failure to possess or make the same would not have, individually or in the aggregate, a Material Adverse Effect, and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation, termination or modification of any such certificate, authority, permit or filing.

                (m) Except as described in the Prospectus, there are no actions, suits or proceedings before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, contemplated or threatened against the Company or any of its subsidiaries, or to which any of their respective properties is subject, which, if adversely determined, would individually or in the aggregate be reasonably likely to result in any Material Adverse


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         Effect or adversely affect the sale of the Shares in the manner contemplated by the Prospectus.

                  (n) This Agreement has been duly authorized, executed and delivered by the Company.

                  (o) The Company has complied with all the provisions of
         Section 517.075, Florida Statutes (Chapter 92-198, Laws of Florida).

                  (p) Other than the Stock Ownership Agreement and that certain agreement dated March 24, 1995 between HC Associates and the Company, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities under the Registration Statement.

                  (q) Except as set forth in the Prospectus under the caption "Underwriting" or as incorporated by reference therein, neither the Company nor any of its officers, directors or, to the Company's knowledge, holders of five percent or more of any class of its capital stock or any of their respective affiliates is a member of, or is associated or affiliated with a member of, the National Association of Securities Dealers, Inc.

                  SECTION 3. Representations, Warranties and Agreements of the Selling Stockholder. The Selling Stockholder represents and warrants to, and agrees with, the Underwriters and the Company that:

                  (a) This Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Stockholder.

                  (b) The Selling Stockholder has the legal right and power to execute and deliver this Agreement and to sell, transfer and deliver the Shares to be sold by the Selling Stockholder in the manner provided in this Agreement, and no such action will contravene any provision of applicable law, or the certificate of incorporation or by-laws or other organizational document of the Selling Stockholder, or any agreement


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         or other instrument binding upon the Selling Stockholder [(after giving effect to the waiver by the Company of the restrictions on transfer contained in the Stock Ownership Agreement)] or any administrative or court, decree or order, and no consent, approval, authorization, order, filing, registration or qualification of or with any court or governmental authority or agency is required for the execution and delivery of this Agreement and the consummation of the transactions contemplated herein by the Selling Stockholder, except such as may be required under the Act and the Rules and Regulations or state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters.

                  (c) The Selling Stockholder has, and will deliver to the Underwriters, good and marketable title to the Shares to be sold by the Selling Stockholder, free and clear of any mortgage, pledge, lien, encumbrance, adverse claim or equity (collectively, a "Lien").

                  (d) During the 90-day period beginning from the date hereof, the Selling Stockholder will not, except as provided hereunder, sell any equity securities of the Company or any securities convertible into or exchangeable or exercisable for any such equity securities without the prior written consent of Lazard Freres & Co. LLC.

                  (e) The Selling Stockholder has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

                  (f) To the extent that any statements or omissions made in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto are made in reliance upon and in conformity with the Selling Stockholder Information, such Preliminary Prospectus and the Registration Statement did, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus, when they become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of


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         the Act and the rules and regulations of the Commission thereunder and such Registration Statement and Prospectus will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (and, in the case of the Prospectus, in light of the circumstances under which they were made) not misleading.

                  (g) In order to document an exemption from any liability for withholding under Section 1445(a) of the Internal Revenue Code of 1986, as amended, with respect to the transactions herein contemplated, the Selling Stockholder will deliver to you prior to or at the Closing Date a certification of non-foreign status substantially similar to the sample certification provided in Treasury Regulations Section 1.1445-2(b)(2)(iii)(B).

                  SECTION 4. Purchase, Sale and Delivery of Shares. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Selling Stockholder hereby agrees to sell to the Underwriters, and the Underwriters agree to purchase from the Selling Stockholder, at a purchase price of $______ per Share (the "purchase price per Share"), the Firm Shares.

                  The Selling Stockholder will deliver the Firm Shares to you for your account, against payment of the purchase price therefor by wire transfer of same day funds (subject to payment to Lazard Freres & Co. LLC by the Selling Stockholder of one day's interest on the amount of such purchase price at a rate determined by Lazard Freres & Co. LLC to reflect its cost of funds) to an account specified in writing by the Selling Stockholder. Payment for the Firm Shares shall be made at the office of Cravath, Swaine & Moore at 10:00 A.M., New York Time, on March __, 1996 or at such other place or time not later than three full business days thereafter as you and the Company determine (the "Initial Closing Date").

                  The Selling Stockholder hereby agrees to sell to the Underwriters and, on the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Underwriters shall have the right to purchase, severally and not jointly, from the Selling Stockholder, pursuant to an option to be


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exercised in the 30-day period commencing on the date of this Agreement, all or less than all of the Additional Shares at the purchase price per Share. Additional Shares may be purchased solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. If any Additional Shares are to be purchased, each Underwriter agrees, severally and not jointly, to purchase from the Selling Stockholder that proportion of the total number of Additional Shares (subject to adjustment by you to eliminate fractions) to be purchased as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto bears to the total number of Firm Shares.

                  The Selling Stockholders will deliver the Additional Shares to be purchased by you for the accounts of the Underwriters, against payment of the purchase price therefor by wire transfer of same day funds (subject to payment to Lazard Freres & Co. LLC by the Selling Stockholder of one day's interest on the amount of such purchase price at a rate determined by Lazard Freres & Co. LLC to reflect its cost of funds) to an account specified in writing by the Selling Stockholder, at the office of Cravath, Swaine & Moore on such date and at such time (the "Option Closing Date") as shall be specified in the notice from Lazard Freres & Co. LLC to the Selling Stockholder exercising the option to purchase Additional Shares. The Option Closing Date may be the same as the Initial Closing Date but shall in no event be earlier than the Initial Closing Date nor earlier than two nor later than ten business days after the giving of the notice hereinafter referred to. Such notice may be given, by letter or by telecopy or other facsimile transmission or by telephone (if subsequently confirmed in writing), to the Selling Stockholder at any time within 30 days after the date of this Agreement. The Option Closing Date may be varied by agreement between the Underwriters and the Selling Stockholder. The Initial Closing Date and the Option Closing Date are herein collectively referred to as the "Closing Date".

                  The certificates for all the Shares so to be delivered will be made available at the office of Lazard Freres & Co., New York, New York for checking and packaging at least one full business day prior to the Initial Closing Date or the Option Closing Date, as the case may be.

                  SECTION 5.  Offering by Underwriters.   After the
Registration Statement becomes effective the Underwriters


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will offer the Shares for sale to the public on the terms and conditions as set forth in the Prospectus.

                  SECTION 6. Covenants of the Company. The Company covenants and agrees with the Underwriters and the Selling Stockholder that:

                  (a) If the Effective Time is prior to the execution and delivery of this Agreement, the Company will file the Prospectus with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable, and with your consent, subparagraph (4)) of Rule 424(b) within the time period prescribed by such rule. The Company will advise you promptly of any proposal to amend or supplement the Registration Statement as filed, or the related Prospectus, prior to the Closing Date, and will not effect such amendment or supplement without your consent; the Company will also advise you promptly of the effectiveness of the Registration Statement (if the Effective Time is subsequent to the execution and delivery of this Agreement), of the filing and effectiveness of any amendment or supplement to the Registration Statement or the Prospectus, and of the issuance by the Commission of any stop order in respect of the Registration Statement or of any order preventing or suspending the use of any Preliminary Prospectus or any Prospectus relating to the Shares or the initiation of proceedings for any such purpose, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or of any request by the Commission to amend or supplement the Registration Statement or Prospectus or for additional information and will use its best efforts to prevent the issuance of any such stop order or of any order preventing or suspending the use of any Preliminary Prospectus or any prospectus relating to the Shares or suspending any such qualification and to obtain as soon as possible its lifting, if issued.

                  (b) If, at any time prior to the expiration of nine months after the Effective Date when a prospectus relating to the Shares is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact, or omit to state a material fact necessary to make the

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         statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend or supplement the Prospectus to comply with the Act, the Rules and Regulations or any other law, the Company promptly will prepare and file with the Commission an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance and will notify you and, upon your request, prepare and furnish without charge to the Underwriters, the Selling Stockholder and to any dealer in securities as many copies as you may from time to time reasonably request, of an amended Prospectus or a supplement to the Prospectus complying with Section 10(a) of the Act which will correct such statement or omission or effect such compliance.

                  (c) The Company will make generally available to the Company's security holders as soon as practicable an earnings statement which will satisfy the provisions of Section 11(a) of the Act and the Rules and Regulations thereunder (including Rule 158).

                  (d) The Company will deliver to you as many signed and conformed copies of the Registration Statement (as originally filed) and of each amendment thereto (including exhibits filed therewith) and copies of each Preliminary Prospectus and the Prospectus as you may reasonably request.

                  (e) The Company will take such action as you may reasonably request, in cooperation with you, to qualify the Shares for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as you may designate, and will maintain such qualifications in effect for as long as may be required for the distribution of the Shares provided, however, that in no event shall the Company be obligated in connection therewith to qualify as a foreign corporation, or to execute a general consent to service of process. The Company will file such statements and reports as may be required by the laws of each jurisdiction in which the Shares have been qualified as above provided.

                  (f) The Company will not effect any public sale or public distribution of its equity securities, or any securities convertible into or exchangeable or

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         exercisable for such securities, during the 90-day period beginning from the date hereof (except (i) pursuant to (A) registration on Form S-8 or any successor form, (B) registration on Form S-4 or any successor form, or (C) registration of securities in connection with a dividend reinvestment plan on form(s) applicable to such securities, or
         (ii) the issuance of shares of common stock upon the conversion by holders of shares of preferred stock of the Company outstanding on the date hereof) without the prior written consent of Lazard Freres & Co. LLC.

                  SECTION 7. Conditions of the Obligations of the Underwriters. The obligations of the Underwriters to purchase and pay for the Firm Shares on the Initial Closing Date will be subject (i) in the case of representations and warranties qualified as to materiality, to the accuracy of such representations and warranties in all respects, and in the case of representations and warranties not qualified as to materiality, to the accuracy of such representations and warranties in all material respects taken as a whole, in each case on the part of the Company and the Selling Stockholder herein as of the date hereof and as of the Initial Closing Date with the same force and effect as if made as of that date, (ii) to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, (iii) to the performance by the Company and the Selling Stockholder of their respective obligations hereunder and (iv) to the following additional conditions precedent:

                  (a) If the Effective Time is not prior to the execution and delivery of this Agreement, the Effective Time shall have occurred not later than (i) 6:00 p.m. New York City time on the date of determination of the offering price, if such determination occurred at or prior to 3:00 p.m. New York City time on such date or (ii) 12:00 noon New York City time on the business day following the day on which the offering price was determined if such determination occurred after 3:00 p.m. New York City time on such date. If the Effective Time is prior to the execution and delivery of this Agreement, the Company shall have filed the Prospectus with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the Rules and Regulations and in accordance with Section 6(a) hereof. In either case, prior to the Initial Closing Date no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened by the Commission; and the Company shall have complied in all material respects with all requests for additional information on the part of the Commission to your reasonable satisfaction.

                  (b) You shall not have advised the Company that the Registration Statement or Prospectus, or any amendment or supplement thereto, contains any untrue statement of fact or omits to state any fact which, you have concluded, is material and in the case of an omission is required to be stated therein or is necessary to make the statements therein not misleading.

                  (c) You and the Selling Stockholder shall each have received a favorable opinion of Andrews & Kurth L.L.P., counsel for the Company, dated the Initial Closing Date, to the effect that:

                              (i) The Company has been duly incorporated and is
                  validly existing as a corporation in good standing under the laws of the State of Delaware with corporate power and authority to own, and operate its properties and conduct its businesses in all material respects as described in the Prospectus.

                             (ii) The Company has an authorized capitalization
                  as set forth in the Prospectus, and all of the issued and outstanding shares of capital stock of the Company (including the Shares) have been duly and validly authorized and issued and are fully paid and non-assessable; and the Shares conform in all material respects to the description of such stock contained in the Prospectus.

                            (iii) This Agreement has been duly authorized, executed and delivered by the Company.

                             (iv) The compliance by the Company with all of the
                  provisions of this Agreement and the consummation of the transactions herein contemplated will breach or result in violation of (a) any of the provisions of the Certificate of Incorporation or Bylaws of the Company or (b) any statute or any order, rule or regulation of the United States (or any state, territory or possession thereof) known to such counsel of any court or governmental agency or body of the United States (or any state, territory or possession thereof) having jurisdiction over the Company or any of its subsidiaries or any of their properties other than, in the case of clause (b) above, any violation which, individually or in the aggregate, will not have a Material Adverse Effect.

                              (v) No consent, approval, authorization, order,
                  registration or qualification of or with any such court or governmental authority or agency or body of the United States (or any state, territory or possession thereof) having jurisdiction over the Company or any of its subsidiaries or of the NYSE is required for the sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement, except (a) the registration under the Act of the Shares, and (b) such consents, approvals, authorizations, registrations or qualifications (1) as have been, or prior to the Initial Closing Date will be, obtained or (2) as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters.

                             (vi) The Registration Statement is effective under
                  the Act and to their knowledge, no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued under the Act and no proceedings therefor have been initiated or threatened by the Commission.

                            (vii) The documents incorporated by reference in the
                  Prospectus or any further amendment or supplement thereto made by the Company prior to the Initial Closing Date (other than the financial statements and related schedules and other financial data therein, other financial data and information included therein that is extracted from a report of Ryder Scott Company pertaining to natural resource reserves that is referred to or included therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable and the rules and regulations of the Commission thereunder; and such counsel does not believe that any of such documents, when such documents became effective or were so filed, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading.

                           (viii) The Registration Statement and the Prospectus
                  and any further amendments and supplements thereto made by the Company prior to the Initial Closing Date (other than the financial statements and related schedules and other financial data and information that is extracted from a report of Ryder Scott Company pertaining to natural resource reserves that is referred to or included therein, as to which such counsel need express no opinion) appeared on their face to be appropriately responsive in all material respects with the requirements of the Act and the rules and regulations thereunder; they do not believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to the Initial Closing Date (other than the financial statements and related schedules and other financial data therein, other financial data and information included therein that is extracted from a report of Ryder Scott Company pertaining to natural resource reserves that is referred to or included therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date or as of the Initial Closing Date, the Prospectus or any further amendment or supplement thereto made by the Company prior to the Initial Closing Date (other than the financial statements and related schedules and other financial data therein, other financial data and information included therein that is extracted from a report of Ryder Scott

                  Company pertaining to natural resource reserves that is referred to or included therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and they do not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus or required to be described in the Registration Statement or the Prospectus which are not filed or incorporated by reference or described as required.

                  (d) David L. Hicks, General Counsel for the Company, shall have furnished to you and the Selling Stockholder his written opinion, dated the Initial Closing Date, in form and substance satisfactory to you and the Selling Stockholder, to the effect that:

                              (i) The Company has been duly qualified as a
                  foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company, provided that he shall state that he believes that both you and he are justified in relying upon such opinions and certificates).

                             (ii) Each subsidiary of the Company has been duly
                  incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect; and all of the issued shares of capital stock of each such subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable, and, except as disclosed in the Prospectus or incorporated therein by reference, are owned directly or indirectly by the Company, free and clear of all Liens (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company or its subsidiaries, provided that he shall state that he believes that both you and he are justified in relying upon such opinions and certificates).

                            (iii) The sale of the Shares is not subject to
                  pre-emptive or other similar rights or to restrictions on transfer (other than those imposed by the Act, the Rules and Regulations or state securities or Blue Sky laws and other than restrictions on transfers contained in that Stock Ownership Agreement or other agreements to which the Selling Stockholder may be a party or to which its property may be subject which are not known to such counsel), and the Shares are duly listed and admitted for trading on the NYSE.

                             (iv) To such counsel's knowledge after reasonable
                  investigation and other than as set forth in the Prospectus, there are no legal or governmental proceedings now pending, contemplated or threatened to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would be likely, individually or in the aggregate, to have a Material Adverse Effect, or adversely affect the sale of the Shares.

                              (v) Neither the Company nor any of its
                  subsidiaries is in violation of its or any of their Certificate of Incorporation or Bylaws or other organizational documents or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which it or any of them is a party or by which it or any of them or their properties may be bound, except any violation or default that would not have a Material Adverse Effect.

                             (vi) The compliance by the Company with all of the
                  provisions of this Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms or provisions of, or constitute a default under, any contract indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject other than any breach, default or violation which, individually or in the aggregate, will not have a Material Adverse Effect.

                            (vii) The Registration Statement is effective under
                  the Act and to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued under the Act and no proceedings therefor have been initiated or threatened by the Commission.

                           (viii) The documents incorporated by reference in the
                  Prospectus or any further amendment or supplement thereto made by the Company prior to the Initial Closing Date (other than the financial statements and related schedules and other financial data therein, other financial data and information included therein that is extracted from a report of Ryder Scott Company pertaining to natural resource reserves that is referred to or included therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable and the rules and regulations of the Commission thereunder; and such counsel does not believe that any of such documents, when such documents became effective or were so filed, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading.

                             (ix) The Registration Statement and the Prospectus
                  and any further amendments and supplements thereto made by the Company prior to the Initial Closing Date (other than the financial statements and related schedules and other financial data therein, other financial data and information included therein that is extracted from a report of Ryder Scott Company pertaining to natural resource reserves that is referred to or included therein, as to which such counsel need express no opinion) appeared on their face to be appropriately responsive in all material respects with the requirements of the Act and the rules and regulations thereunder; he does not believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to the Initial Closing Date (other than the financial statements and related schedules and other financial data therein, other financial data and information included therein that is extracted from a report of Ryder Scott Company pertaining to natural resource reserves that is referred to or included therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date or as of the Initial Closing Date, the Prospectus or any further amendment or supplement thereto made by the Company prior to the Initial Closing Date (other than the financial statements and related schedules and other financial data therein, other financial data and information included therein that is extracted from a report of Ryder Scott Company pertaining to natural resource reserves that is referred to or included therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and he does not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus or required to be described in the Registration Statement or the Prospectus which are not filed or incorporated by reference or described as required.

                  (e) You shall have received an opinion of Ben L. Keisler, General Counsel for the Selling Stockholder, dated the Initial Closing Date, to the effect that:

                              (i) This Agreement has been duly executed and
                  delivered by or on behalf of the Selling Stockholder; and the sale of the Shares to be sold by the Selling Stockholder hereunder and the compliance by the Selling Stockholder with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any terms or provisions of, or constitute a default under, any statute, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Selling Stockholder is subject [(after giving effect to the waiver by the Company of the restrictions contained in the Stock Ownership Agreement)], nor will such action result in any violation of the provisions of the Certificate of Incorporation by By-laws of the Selling Stockholder or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Selling Stockholder or the property of the Selling Stockholder, except that such counsel need express no opinion as to the state securities or Blue Sky laws or as to compliance with the anti-fraud provisions of Federal or state securities laws.

                             (ii) No consent, approval, authorization or order
                  of any court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement in connection with the Shares to be sold by the Selling Stockholder hereunder, except such as have been obtained under the Act and such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters.

                            (iii) To the best of such counsel's knowledge after
                  reasonable inquiry, the Selling Stockholder had full right, power and authority to sell, assign, transfer and deliver, or to cause to be sold, assigned, transferred and delivered, the Shares to be sold by the Selling Stockholder hereunder.

                             (iv) The sale of the Shares is not subject to
                  pre-emptive or other similar rights or to restrictions on transfer, except (a) those imposed by the Act, the Rules and Regulations or state securities or Blue Sky laws and (b) restrictions on transfers contained in that Stock Ownership Agreement which have been met.

                              (v) The Underwriters have acquired marketable
                  title to such Shares, free and clear of all Liens, assuming the Underwriters have acquired such Shares in good faith and without notice of any adverse claim as used in the Uniform Commercial Code in effect in the State of New York.

                  In rendering the foregoing opinion, such counsel may rely upon certificates of the Selling Stockholder, the Company and the transfer agent for the Shares in respect of certain identified matters of fact, provided that such counsel shall state that they believe that both you and they are justified in relying upon such certificate.

                  (f) You and the Selling Stockholder shall have received from Price Waterhouse LLP, independent public accountants, two letters, the first dated the date of this Agreement and the other dated such Initial Closing Date, addressed to the Underwriters and the Selling Stockholder, in a form acceptable to you.

                  (g) You shall have received from the President or any Senior Vice President and a principal financial or accounting officer of the Company a certificate, dated the Initial Closing Date, in which such officers, shall state that they have carefully examined the Registration Statement and the Prospectus and that, to the best of their knowledge and after reasonable investigation, (i) as of the Effective Time, the Registration Statement and the Prospectus did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and since the Effective Time, no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement or the Prospectus; (ii) that there has not been, since the respective dates as of which information is given in the Registration Statement and the Prospectus, any change or event that would be reasonably likely to have a Material Adverse Effect, or whether or not arising in the ordinary course of business; (iii) the representations and warranties of the Company contained in Section 2 are true and correct with the same force and effect as though made on and as of the Initial Closing Date and the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Initial Closing Date; and
         (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or threatened by the Commission.

                  (h) You shall have received certificates from officers of the Selling Stockholder satisfactory to you in which such officers, shall state that they have carefully examined the Registration Statement and the Prospectus and that, to the best of their knowledge and after reasonable investigation, (i) as of the Effective Time, the Selling Stockholder's Information did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (ii) the representations and warranties of the Selling Stockholder contained in Section 3 are true and correct with the same force and effect as though made on the Initial Closing Date and the Selling Stockholder has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Initial Closing Date.

                  (i) You shall have received from Ryder Scott Company a letter, dated as of the Initial Closing Date, to the effect that (other than changes in prices received by the Company for the sale of its hydrocarbon production, which changes have occurred since December 31,
         1995), as of such date nothing has come to its attention which would cause them to change any opinion expressed by it in its report dated January 22, 1996, from which information included in the Prospectus was extracted with respect to its estimates of proved developed and proved undeveloped oil and gas reserves of the Company and its subsidiaries as a whole as at December 31, 1995, and the estimated future net cash flows from such reserves as described in the Prospectus.

                  (j) At the Initial Closing Date, the Company shall have furnished to you a letter substantially in the form of Exhibit B hereto from each officer and director of the Company addressed to you, in which each such person agrees not to offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce an offering of, any shares of equity securities of the Company beneficially owned by such person or any securities convertible into or exchangeable or exercisable for any such equity securities for a period of 90 days following the Initial Closing Date without the prior written consent of Lazard Freres & Co. LLC, other than shares of Common Stock disposed of as bona fide gifts.

                  (k) At the Initial Closing Date counsel for the Underwriters shall have been furnished with such other documents and opinions as they may reasonably require.

                  The several obligations of the Underwriters to purchase the Additional Shares hereunder are subject to (i) the accuracy of and compliance with the representations and warranties of the Company and the Selling Stockholder contained herein on and as of the Option Closing Date, (ii) satisfaction on and as of the Option Closing Date of the conditions set forth in subsections (a) to (l) of this Section 7, inclusive (and, for purposes thereof, each reference therein to the Initial Closing Date shall be deemed to refer to the Option Closing Date), and (iii) the absence of circumstances on or prior to the Option Closing Date which would permit termination of this Agreement pursuant to Section 11.

                  SECTION 8. Payment of Expenses. The Company will pay all costs, expenses, fees, disbursements and taxes incident to (i) the preparation by the Company, printing, filing and distribution of the Registration Statement (including financial statements and exhibits), the Prospectus, each Preliminary Prospectus and all amendments and supplements to any of them prior to or during the period specified in Section 6(b), (ii) the printing, reproduction and distribution of this Agreement, and all other underwriting and selling group documents by mail, telex or other means, (iii) the registration with the Commission of the Shares, (iv) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of the several states and the preparation, printing and distribution of Preliminary and Supplemental Blue Sky Memoranda and Legal Investment Survey (including the reasonable fees and disbursements of your counsel relating to the foregoing), (v) filing fees with the National Association of Securities Dealers, Inc. in connection with the offering, (vi) the fees and expenses of the Registrar and Transfer Agent for the Shares and its counsel and (viii) the performance by the Company of its other obligations under this Agreement. Fees and expenses of counsel to the Selling Stockholder and all other expenses of the Selling Stockholder in connection with the foregoing and the transactions contemplated herein shall be paid by the Company to the extent set forth in Section 3.7 of the Stock Ownership Agreement.

                  If the sale of the Shares provided for herein is not consummated because of the failure to satisfy any condition to the obligations of the Underwriters set forth in Section 7 (other than Sections 7(e) or 7(h)) hereof, because of any termination pursuant to Section 11 hereof or because of any refusal, failure or inability of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by the Underwriters, the Company shall reimburse you for all of your reasonable out-of-pocket expenses incurred in connection with marketing and preparing for the offering of the Shares, including the reasonable fees and disbursements of counsel for the Underwriters.

                  If the sale of the Shares provided for herein is not consummated because of the failure to satisfy any condition to the obligations of the Selling Stockholders set forth in Section 7(e) or 7(h) hereof or because of any refusal, failure or inability of the Selling Stockholder to perform any agreement herein or comply with any provision hereof other than by reason of a default by the Underwriters, the Selling Stockholder shall reimburse you for all of your reasonable out-of-pocket expenses incurred in connection with marketing and preparing for the offering of the Shares, including the reasonable fees and disbursements of counsel for the Underwriters.

                  SECTION 9.  Indemnification and Contribution.

                  (a) The Company agrees to indemnify and hold harmless each of the Underwriters and the Selling Stockholder and each person, if any, who controls any such Underwriter or the Selling Stockholder within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (or actions in respect thereof) (including, without limiting the foregoing, the reasonable legal and other expenses incurred in connection with investigating or defending or preparing to defend or appearing as a third party witness in connection with any such loss, claim, damage, liability or action, as such expenses are incurred) arising out of or based on any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus or any Preliminary Prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except the Company shall not be liable to any Underwriter under the indemnity agreement in this subsection (a) with respect to any Preliminary Prospectus to the extent that any such loss, claim, damage or liability of such Underwriter results solely from the fact that such Underwriter sold Shares to a person as to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus or of the Prospectus as then amended or supplemented in any case where such delivery is required by the Act if the loss, claim, damage or liability of such Underwriter results from an untrue statement or omission of a material fact contained in the Preliminary Prospectus which was corrected in the Prospectus or in the Prospectus as then amended or supplemented and (b) insofar as such losses, claims, damages, liabilities or expenses are caused by any such untrue statement or omission or alleged untrue statement or omission based upon (x) the following information furnished to the Company by you in (i) the last paragraph of text on the cover page of the Prospectus concerning the terms of the offering by the Underwriters, (ii) the first paragraph on page 2 of the Prospectus concerning stabilization and over-allotment by the Underwriters and (iii) the first two paragraphs and the last paragraph of text under the caption "Underwriting" in the Prospectus (all of the foregoing the "Underwriters' Information") or (y) the information in the section captioned "Selling Stockholder" (the "Selling Stockholder's Information"). This indemnity agreement will be in addition to any liability which the Company may otherwise have to the persons referred to above in this Section 9(a).

                  (b) The Selling Stockholder agrees to indemnify and hold harmless each of the Underwriters and each person, if any, who controls any such Underwriter within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act and the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either such Section, from and against any and all losses, claims, damages and liabilities (or actions in respect thereof) (including, without limiting the foregoing, the reasonable legal and other expenses incurred in connection with investigating or defending or preparing to defend or appearing as a third party witness in connection with any such loss, claim, damage liability or action, as such expenses are incurred) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus or any Preliminary Prospectus or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only in each case with respect to the Selling Stockholder Information, except the Selling Stockholder shall not be liable to any Underwriter under the indemnity agreement in this subsection (b) with respect to any Preliminary Prospectus to the extent that any such loss, claim, damage or liability of such Underwriter results solely from the fact that such Underwriter sold Shares to a person as to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus or of the Prospectus as then amended or supplemented in any case where such delivery is required by the Act if the loss, claim, damage or liability of such Underwriter results from an untrue statement or omission of a material fact contained in the Preliminary Prospectus which was corrected in the Prospectus or in the Prospectus as then amended or supplemented. This indemnity agreement will be in addition to any liability which the Selling Stockholder may otherwise have to the persons referred to above in this Section 9(b).

                  (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, the Selling Stockholder, the directors of the Company, the officers of the Company who sign the Registration Statement and each person, if any, who controls the Company or the Selling Stockholder within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (or actions in respect thereof) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus or any Preliminary Prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to the Underwriters' Information. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have to the persons referred to above in this Section 9(c).

                  (d) In case any action or proceeding (including any governmental or regulatory investigation or proceeding) shall be instituted involving any person in respect of which indemnity may be sought pursuant to any of the three preceding paragraphs, such person (hereinafter called the indemnified party) shall promptly notify the person against whom such indemnity may be sought (hereinafter called the indemnifying party) in writing; however, the omission to so notify the indemnifying party shall relieve the indemnifying party from liability under the three preceding paragraphs only to the extent prejudiced thereby. The indemnifying party, upon request of the indemnified party, shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others that the indemnifying party may designate and shall pay the fees and disbursements of such counsel related to such proceeding. In any such action or proceeding any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and, based upon the advice of counsel to the indemnified party, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (a) the reasonable fees and expenses of more than one separate firm (in addition to any local counsel) for the Underwriters and all persons, if any, who control any such Underwriter within the meaning of either
         Section 15 of the Act or Section 20 of the Exchange Act, (b) the reasonable fees and expenses of more than one separate firm (in addition to any local counsel) for the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either such Section and
         (c) the reasonable fees and expenses of more than one separate firm (in addition to any local counsel) for the Selling Stockholder and all persons, if any, who control the Selling Stockholder within the meaning of either such Section, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Underwriters and such control persons of such Underwriters, such firm shall be designated in writing by Lazard Freres & Co. LLC. In the case of any such separate firm for the Company, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. In the case of any such separate firm for the Selling Stockholder and such controlling persons of the Selling Stockholder, such firm shall be designated in writing by the Selling Stockholder.

                  (e) If the indemnification provided for in this Section 9 is insufficient or unavailable to an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholder on the one hand and the Underwriters on the other from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or if the indemnified party shall have failed to the prejudice of the indemnifying party to give the notice required by Section 9(d), in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholder on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholder on the one hand and the Underwriters on the other shall be deemed to be in the same proportions as the total net proceeds from the offering (before deducting expenses) received by the Selling Stockholder bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company and the Selling Stockholder on the one hand and the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Stockholder or by the Underwriters and the parties, relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. As between the Company and the Selling Stockholder, contribution payments under this subsection (e) in every circumstance shall be in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Selling Stockholder on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof).

                  (f) The Company, the Selling Stockholder and each of the Underwriters agree that it would not be just and equitable if contribution pursuant to Section 9(e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in the immediately preceding paragraph shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of
         Section 9(e), in no event shall any of the Underwriters be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  (g) The Company and the Selling Stockholder agree that any claims that the Company may have against the Selling Stockholder and any claims that the Selling Stockholder may have against the Company in each case arising out of or based on any untrue statement or alleged untrue statement in the Registration Statement or the Prospectus or any Preliminary Prospectus, or caused by any omission or alleged omission to state therein a material fact, or otherwise arising out of or based upon the sale of Shares (each a "Cross-Claim"), shall be subordinated in right of payment as set forth below to the prior indefeasible payment in full in cash of any and all claims any Underwriters may have against the Selling Stockholder or the Company, as the case may be, arising out of or based on any untrue statement or alleged untrue statement in the Registration Statement or the Prospectus or any Preliminary Prospectus, or caused by any omission or alleged omission to state therein a material fact, or otherwise arising out of or based upon the sale of Shares under this Agreement (each an "Underwriter Claim"). The Company and the Selling Stockholder agree that they will provide notice to Lazard Freres & Co. LLC within three business days of the making by them of any Cross-Claim, and that such notice shall provide reasonable detail as to the factual and legal basis for the Cross-Claim and the amount claimed. Thereafter, no amount may be paid by the Company or the Selling Stockholder in respect of any such Cross-Claim until the date that is 45 days after the receipt by Lazard Freres & Co. LLC of the foregoing notice; provided, however, that if Lazard Freres & Co. LLC shall have prior to such 45th day notified the Company or the Selling Stockholder, as the case may be, who made such Cross-Claim or against whom such Cross-Claim was made of any Underwriter Claim that any Underwriter is making or may make against it, then no amount may be paid by the Company or the Selling Stockholder with respect to such Cross-Claim without the prior written approval of Lazard Freres & Co. LLC until the prior indefeasible payment in full in cash of each such Underwriter Claim or until it has been established in a final adjudication by a court of competent jurisdiction that such Underwriter is not entitled to receive any payment from the Company or the Selling Stockholder in respect of such Underwriter Claim. If a payment or distribution is made to the Company or the Selling Stockholder that because of this Section 9(g) should not have been made to it, the Company or the Selling Stockholder receiving such payment or distribution shall hold it in trust for the Underwriters and pay it over to it or its designee as its interests shall appear.

                  (h) The Company and the Selling Stockholder agree with the Underwriters that any indemnity provision of any agreement between the Company on the one hand and the Selling Stockholder on the other shall not be deemed to modify or supersede any provision of this Section 9.

                  SECTION 10. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in the Agreement, or contained in certificates of officers of the Company or the Selling Stockholder submitted pursuant hereto, including indemnity and contribution agreements, shall remain operative and in full force and effect, regardless of any termination of this Agreement, or any investigation, or any statement as to the results thereof, made by or on behalf of any Underwriter or any person controlling such Underwriter or by or on behalf of the Company, its officers or directors or controlling persons, or by the Selling Stockholder or any person controlling the Selling Stockholder, and shall survive acceptance of and payment for Shares hereunder.

                  SECTION 11. Termination. This Agreement may be terminated for any reason at any time prior to the delivery of and payment for the Shares on the Initial Closing Date by the Underwriters upon the giving of written notice by Lazard Freres & Co. LLC of such termination to the Company, if prior to such time (i) there has been, since the respective dates as of which information is given in the Registration Statement and the Prospectus, (A) any material adverse change in the condition, financial or otherwise, earnings, business or prospects of the Company and its subsidiaries (considered as a whole, whether or not arising in the ordinary course of business or (ii) there has occurred any outbreak or escalation of hostilities or other calamity or crisis or material change in existing national or international financial, political, economic or securities market conditions, the effect of which is such as to make it, in the judgement Lazard Freres & Co. LLC, impracticable or inadvisable to market the Shares in the manner contemplated in the Prospectus or enforce contracts for the sale of the Shares, or (iii) trading in the Common Stock of the Company has been suspended by the Commission or a national securities exchange, or trading generally on either the American Stock Exchange or the New York Stock Exchange has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of said exchanges or by order of the Commission or any other governmental authority, or a banking moratorium has been declared by either Federal or New York authorities. In the event of any such termination, the provisions of Section 8, the indemnity agreement and contribution provisions set forth in Section 9, and the provisions of Sections 10 and 15 shall remain in effect.

                  SECTION 12. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to you c/o Lazard Freres & Co. LLC, 30 Rockefeller Plaza, New York, NY 10020, Attention:
Syndicate Department; notices to the Company shall be directed to it at Sante Fe Energy Resources, Inc., 1616 South Voss Road, 10th Floor, Houston, TX 77057, facsimile transmission no. (713) 507-5341, Attention: David L. Hicks with a copy to the Treasurer; and notices to the Selling Stockholder shall be directed to Minorco (U.S.A.) Inc., 30 Rockefeller Plaza, New York, NY 10020, Attention:
Ben L. Keisler.

                  SECTION 14. Parties. This Agreement shall inure to the benefit of and be binding upon the Company, its directors and officers who signed the Registration Statement, the Underwriters, the Selling Stockholder, any controlling persons referred to herein and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. No purchaser of Shares from the Underwriter shall be deemed to be a successor by reason merely of such purchase.

                  SECTION 15. Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

                  SECTION 16. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                  If the foregoing is in accordance with your understanding of our agreement, please sign this Agreement and return to us counterparts hereof.

                                                    Very truly yours,

                                                    SANTA FE ENERGY RESOURCES,
                                                    INC.,

                                                    By
                                                       -------------------------
                                                       Name:
                                                       Title:

                                                    MINORCO (U.S.A.) INC.,

                                                    By
                                                       -------------------------
                                                       Name:
                                                       Title:


Confirmed and Accepted, as of the
date first above written:

LAZARD FRERES & CO. LLC
MORGAN STANLEY & CO. INCORPORATED
SALOMON BROTHERS INC

By:
    --------------------------------
       Lazard Freres & Co. LLC

By:
    --------------------------------
    Name:
    Title:

Acting on behalf of themselves as
Representatives of the several Underwriters named in Schedule I hereto

                                   Schedule I

                                                      Number of Shares
Underwriters                                          To be Purchased
------------                                          ---------------

Lazard Freres & Co. LLC
Morgan Stanley & Co. Incorporated
Salomon Brothers Inc

                                                          =========
                  Total                                   7,920,297